SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14-12

                              DGSE Companies , Inc.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

     1)   Title of each class of securities to which transaction applies:

     ___________________________________________________________________________
     2)   Aggregate number of securities to which transaction applies:

     ___________________________________________________________________________
     3) Per unit price or other underlying value of transaction computed to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     ___________________________________________________________________________
     4)   Proposed maximum aggregate value of transaction:

     ___________________________________________________________________________
     5)   Total fee paid:

     ___________________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filling for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:_________________________________
     2)   Form, Schedule or Registration No.:_____________________
     3)   Filing Party; __________________________________________
     4)   Date Filed: ____________________________________________

                              DGSE Companies, INC.


                                ----------------


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            To be held June 16, 2003



Notice is hereby given that the Annual Meeting of Shareholders of DGSE Companies, Inc. will be held on Monday, June 16, 2003, at 6:00 P.M. at the Company's executive offices at 2817 Forest Lane, Dallas, Texas 75234, for the purpose of considering and voting upon:

     1.   The election of Directors.

     2. Transacting such other business as may properly come before the meeting.

The close of business on April 28, 2003, has been fixed as the record date for determining the shareholders entitled to notice of and to vote at this meeting and any adjournment thereof, and only shareholders of record on such date shall be entitled to notice of and to vote at the meeting.

Please promptly date, sign and mail the enclosed proxy using the enclosed address envelope which needs no postage if mailed within the United States.




                               By order of the Board of Directors




                               Dr. L.S. Smith, Ph.D
                               Chairman of the Board and
                               Secretary
Dated: May 5, 2003

                                 PROXY STATEMENT

                                ----------------

                              DGSE Companies, Inc.
                                2817 Forest Lane
                               Dallas, Texas 75234

                                 ---------------


                         ANNUAL MEETING OF SHAREHOLDERS


This statement is furnished to shareholders in connection with the solicitation by the Board of Directors of DGSE Companies, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on June 16, 2003, at 6:00 P.M. at the Company's executive offices at 2817 Forest Lane, Dallas, Texas 75234, and any adjournment thereof. This proxy statement and the proxies solicited hereby are first being sent or delivered to shareholders on or about May 5, 2003. Certain employees of the Company may solicit proxies by telephone or in person. The expense of preparing, printing and mailing the proxies will be borne by the Company. A copy of the Company's Annual Report on Form 10-KSB (including the financial statements) ("Form 10-KSB") is enclosed herewith.


                                     VOTING

The proxy may be revoked by the shareholder at any time prior to its use. If it is signed properly by the shareholder and is not revoked, it will be voted at the meeting. If a shareholder specifies how the proxy is to be voted with respect to the election of Directors, it will be voted in the manner specified on the enclosed proxy. If no instructions are received, the proxy will be voted for the proposal as set forth in the proxy.

At the close of business on April 28, 2003, 4,913,790 shares of the Company's Common Stock, par value $.01 per share, were outstanding and eligible for voting at the meeting. Each shareholder of record is entitled to one vote for each share held in all matters to come before the meeting. Only shareholders of record at the close of business on April 28, 2003, are entitled to notice of and to vote at the meeting.

                              ELECTION OF DIRECTORS

The Company's Board of Directors at a meeting held on March 18 2003, nominated five persons to be elected at the Annual Meeting to serve as Directors of the Company for a term of one year and until their respective successors shall have been elected and shall have qualified.

It is the intention of the persons named in the proxy to vote for the election of the persons named below. If any nominee is unable or unwilling to serve, which the Board of Directors does not anticipate, the persons named in the proxy will vote for another person in accordance with their judgment.

The following table and notes thereto set forth the age, principal occupation, period of time served as a Director of the Company, business experience, and other directorships held by each of the five nominees for election as Directors:

                                                          Year First
                                                            Elected
                                                          Director or
                                                           Appointed
                                                          Officer of
     Name                  Age      Position               Company
     ----                  ---      --------              -----------

Dr. L.S. Smith
Ph.D (1)                   56       Chairman of the           1980
                                    Board of Direc-
                                    tors, Chief
                                    Executive Officer
                                    and Secretary

W.H. Oyster (2)            50       Director, Presi-          1990
                                    dent and Chief
                                    Operating Officer

John Benson (3)            57       Director and              1992
                                    Chief Financial
                                    Officer
William P. Cordeiro (4)    58       Director                  1999

James Walsh (5)            52       Director                  1999

Business Experience During Last Five Years
------------------------------------------

     (1) Chairman of Board of Directors, and Chief Executive Officer and Secretary of the Company since 1980.

     (2) Director, President and Chief Operating of the Company since January 1990.

     (3) Director, Chief Financial Officer of the Company since December 1992 and member of the Audit Committee since June 1999.

     (4) Director and independent member of the Audit Committee of the Company since June 1999. Management Professor, School of Business and Economics, California State University since June 1990. Partner, Bartik, Cordeiro & Associates, Inc., a management consulting firm since January 1990.

     (5) Director and independent member of the Audit Committee of the Company since June 1999. Chairman of the Board and Chief Executive Officer of Hawaiian Vintage Chocolate Company, Inc., ("HVCC") since July 1993. The common stock of HVCC has been registered under Section 12(g) of the Securities Exchange of 1934 since January, 2000.




                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table and notes thereto set forth certain information as of April 28, 2003, pertaining to securities ownership by persons known to the Company to own 5% or more of the Company's Common Stock.

The information contained herein has been obtained from the Company's records, from various filings made by the named individuals with the Securities and Exchange Commission, or from information furnished directly by the individual or entity to the Company:

  Name and address                      Amount and nature           Percent
 of beneficial owner                 of beneficial owner(1)       of class(1)
 -------------------                 ----------------------       -----------

Dr. L. S. Smith, Ph.D                     2,662,033 (2)              46.2%
  2817 Forest Lane
  Dallas, Texas 75234


Howard P. Alan-Lee                          250,000                   5.1%
  11230 Dilling Street
  North Hollywood,
  California 91602

John Michael Paulson                        275,000 (3)               5.6%
  2250 East Tropicana
  # 19-121, Las Vegas,
  Nevada 89119

Edward White                                275,000 (3)               5.6%
  21700 Oxnard Street
  Woodland Hills,
  California 91367

W. H. Oyster                                288,615 (4)               5.6%
  2817 Forest Lane
  Dallas, TX 75234
---------------------

     (1) To the best knowledge of the Company, all shares are held of record with sole voting and investment power except as otherwise stated in footnote (3) below. All calculations are based on 4,913,290 shares outstanding as of the above referenced date, adjusted for exercisable stock options.

     (2)  Includes 577,777 and 267,857 shares currently  exercisable under stock
          options   with   exercise   prices  of  $2.25  and  $1.12  per  share,
          respectively.


     (3) Includes 275,000 shares held in the Allen E. Paulson Living Trust of which John Michael Paulson is a co-trustee with Edward White.

     (4) Includes 250,000 shares currently exercisable under a stock option with an average exercise price of $2.23 per share.


                        SECURITY OWNERSHIP OF MANAGEMENT

The following sets forth information as of April 30, 2002, with respect to the Company's Common Stock owned beneficially by persons named therein who are nominees for election as directors of the Company and by directors and officers as a group.

The information contained herein has been obtained from the Company's records, from various filings made by the named individuals with the Securities and Exchange Commission, or from information furnished directly by the individual to the Company:

  Name and address                      Amount and nature           Percent
 of beneficial owner                 of beneficial owner(1)       of class(1)
 -------------------                 ----------------------       -----------

Dr. L. S. Smith, Ph.D.                    2,662,033 (2)              46.2%
  2817 Forest Lane
  Dallas, Texas 75234

W. H. Oyster                                288,615 (3)               5.6%
  2817 Forest Lane
  Dallas, TX 75234

John Benson                                 160,500 (4)               3.2%
  2817 Forest Lane
  Dallas, TX 75234

William P. Cordeiro
  1340 E. Alosta # 200
  Glendora, CA 91740                         22,500 (5)                .5%

James Walsh
  4614 Kilauea # 435
  Honolou, HI 96816                          23,000 (5)                .5%

All directors and officers                3,156,648 (6)              50.9%
  as a group (5 individuals)
----------------------------
(1) To the best knowledge of the Company, all shares are held of record with sole voting and investment power. All calculations are based on 4,913,290 shares outstanding as of the above referenced date, adjusted for exercisable stock options.
(2) Includes 577,777 and 267,857 shares currently exercisable under stock options with exercise prices of $2.25 and $1.12 per share, respectively.
(3) Includes 250,000 shares currently exercisable under stock options with an average exercise price of $2.23 per share.
(4) Includes 150,000 shares currently exercisable under stock options with an average exercise price of $2.02 per share.
(5) Includes 22,500 shares currently exercisable under stock options with an exercise price of $ 2.47 per share.
(6)  Includes  577,777,  267,857,  250,000,  150,000 and 45,000 shares currently exercisable under stock options with an exercise price or average price, as the case may be, of $2.25, $ 1.12, $2.23, $ 2.02 and $2.47, respectively.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and certain officers to send reports of their ownership and of changes in ownership of the Company's Common Stock to the Securities and Exchange Commission. Based on the Company's review of the reports it has received, the Company believes all of its directors and officers complied with all reporting requirements applicable to them with respect to transactions in 2002.





                COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

The business affairs of the Company are managed by or under the direction of the Board of Directors. During 2002, the Company's Board of Directors met six (6) times. All members of the Board of Directors were present at each of the meetings.

The Company does not have a nominating or compensation committee of the Board of Directors, or any committee performing similar functions.

An audit committee of the Board of Directors was formed during June 1999, and met five times during the year 2002. The audit committee oversees the operation of a comprehensive system of internal controls to ensure the integrity of the Company's financial statements and compliance with laws, regulations and corporate policies. The audit committee has reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2002 with senior management. The audit committee has discussed with Grant Thornton, the independent auditors of the Company, the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees). The audit committee has also received the written disclosures and the letter from Grant Thornton required by Independent Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the audit committee has discussed with Cheshier & Fuller, L.L.P. the independence of Cheshier Fuller, L.L.P. as auditor of the Company. Based on the foregoing, the audit committee of the Company has recommended to the Board of Directors that the audited financial statements of the Company be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002 for filing with the United States Securities Exchange Commission. Specific functions and responsibilities of the audit committee are set forth in the charter adopted by the Board of Directors which is attached as Appendix A to this proxy statement. Its members are William
P. Cordeiro, James Walsh and John Benson.



Compensation of Directors

Directors who are also employees of the Company do not receive any compensation for serving as a director or as a member of a committee of the Board of Directors. Directors who are not employees of the Company receive a fee in the amount of $ 500 for each meeting of the Board of Directors and each committee meeting of the Board of Directors attended. In addition these directors have each been granted options for the purchased of 22,500 shares of the Company's Common Stock at an exercise price equal to the then fair market value of the Company's Common Stock.

                             EXECUTIVE COMPENSATION

The following information is furnished with respect to each of the most highly compensated executive officers of the Company whose cash compensation from the Company and its subsidiaries during the Company's last fiscal year exceeded $ 100,000.

                           SUMMARY COMPENSATION TABLE
                           --------------------------

                                    Annual Compensation         Long-Term
                                    -------------------       Compensation
                                                              ------------
                                                                 Awards
Name                                                           Securities
and                                                              Under-
Principal                                                         lying
Position                  Year         Salary          Bonus     Options
------------------------------------------------------------   -----------

Dr. L.S. Smith            2002        $149,625       $ 38,721    267,857
Chief Executive           2001        $164,803       $   -       577,777
Officer                   2000        $175,000       $128,989       -

W.H. Oyster               2002        $136,806       $22,876        -
President and             2001        $160,000       $46,972        -
Chief Operating           2000        $160,000       $86,152     100,000
Officer

John Benson               2002        $ 83,363       $10,621        -
Chief Financial           2001        $ 97,500       $20,740      50,000
Officer                   2000        $ 97,500       $32,288        -







Securities authorized for issuance under equity compensation plans.

The Company has granted options to certain officers, directors and key employees to purchase shares of the Company's common stock. Each option vests according to a schedule designed by the board of directors of the Company, not to exceed three years. Each option expires 180 days from the date of termination of the employee or director. The exercise price of each option is equal to the market value of the Company's common stock on the date of grant. These option grants have not been approved by security holders.

The following table summarizes options outstanding as of December 31, 2002:

Plan         Number of             Weighted average    Number of
Category     securities to be      exercise price of   securities
             issued upon           outstanding         remaining
             exercise of options   options, warrants   available
             warrants and rights   and rights          for future
                                                       issuance
                                                       under equity
                                                       compensation
                                                       plans
-----------  -------------------   -----------------   -------------
Equity
Compensation
Plans Approved
By Security
Holders            None                 None               None

Equity
Compensation
Plans Not
Approved By
Security
Holders           1,420,634             $ 2.09             None
            -------------------   -----------------   -------------
Total             1,420,634             $ 2.09             None
            ===================   =================    ============





                                    AUDITORS


The Company has selected Cheshier & Fuller, L.L.P. to be its principal accountants for the current fiscal year.

Their fees for the fiscal year ended December 31, 2002, were as follows:

Description of Service                  Amount of Fee
----------------------                  -------------

  Audit Fees                              $ 37,000
  Financial Information System
    Design and Implementation Fees          -0-
  Other Fees                                 4,000(1)
--------------------------------------------------------------------------------
     (1) Fees billed for the preparation of Federal Income Tax Return for the year ended December 31, 2002.

A representative of Cheshier & Fuller, L.L.P. will be present at the shareholders' meeting and will have the opportunity to make a statement if he desires to do so. Further, the representative of Grant Thornton will be available to respond to appropriate questions.




                   SUBMISSION OF SHAREHOLDER PROPOSALS FOR THE
                        2004 ANNUAL SHAREHOLDERS MEETING

Any shareholder desiring to submit a proposal for action at the 2004 Annual Meeting of Shareholders which is desired to be presented in the Company's Proxy Statement with respect to such meeting should submit such proposal to the Company at its principal place of business no later than January 5, 2004. Apart from the preceding requirements, after that date any notice of a shareholder proposal will be considered untimely for inclusion in next years proxy statement if received after April 2, 2004. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposal included and other respects are regulated by the Securities and Exchange Act of 1934, Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer.






                                  OTHER MATTERS

The Board of Directors does not know of any other matters that will be presented for action at the meeting. However, if any matters properly come before the meeting or any adjournments, it is intended that the holders of the proxies named in the accompanying proxy will have discretionary authority to vote the shares represented by the proxies in accordance with their best judgment.


                                              By Order of the Board of Directors



                                              Dr. L. S. SMITH, Ph.D
                                              Chairman of the Board
                                              and Secretary

Appendix A


                              DGSE Companies, INC.
                             Audit Committee Charter


Organization

This charter governs the operations of the Audit Committee of Dallas Gold & Silver Exchange, Inc. The Audit Committee shall review and reassess this charter on at least an annual basis and obtain the approval of the Board of Directors. The Audit Committee shall be appointed by the Board of Directors and shall consist of at least three directors, two of whom are independent of management and the Company. Members of the Audit Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company and meet the standards of independence required by the NASDAQ or any other exchange on which the common stock of Dallas Gold & Silver Exchange, Inc. is traded. The members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the audit committee, and at least one member shall have accounting or related financial management expertise as required by the rules of the NASDAQ or any other exchange on which the common stock of Dallas Gold & Silver Exchange, Inc. is traded.

The Audit Committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the Board of Directors. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the Audit Committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the audit committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel at the Company's expense, or other experts for this purpose.

Responsibilities and Processes

The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Audit Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible to best react to changing conditions and circumstances. The audit committee should take the appropriate actions to set the overall corporate "tone' for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Audit Committee may supplement them as appropriate.

     o The Audit Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Company's shareholders. The Audit Committee and the Board shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The Audit Committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the Audit Committee shall review and recommend to the Board the selection of the Company's independent auditors.

     o The Audit Committee shall review the interim financial statements with management0 prior to the filing of the Company's Quarterly Reports on Form 1O-Q. Also, the Audit Committee shall discuss the results of the quarterly review and any other matters required to. be communicated to the audit committee by the independent auditors under generally accepted auditing standards. The chair of the Audit Committee may represent the entire committee for the purposes of this review.

The Audit Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Reports on Form 1O-K (or the annual reports to shareholders if distributed prior to the filing of Form 1O-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Audit Committee shall discuss the results of the annual audit and any other matters required to be communicated to the audit committee by the independent auditors under generally accepted auditing standards.

                                  FORM OF PROXY
                                  -------------


PROXY         DGSE Companies, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Dr. L. S. Smith and John Benson as Proxies, each with the power to appoint his substitute and hereby authorizes them to represent and to vote as designed below, all the shares of Common Stock of DGSE Companies, Inc. held of record by the undersigned on April 28, 2003, at the Annual Meeting of Shareholders to be held June 16, 2003, or any adjournment thereof.

1. ELECTION OF DIRECTORS

     FOR all nominees listed below(except         WITHHOLD AUTHORITY to vote for
     as marked to the contrary below)             all nominees listed

     ____________________________________         ______________________________

     INSTRUCTION: To withhold authority to vote for any individual, cross out the nominee's name in the List below.

     Dr. L. S. Smith  W. H. Oyster  John Benson  William P. Cordeiro James Walsh



2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.




THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

                                    Please  sign  exactly  as name  below.  When
                                    shares  are  held  by  joint  tenants,  both
                                    should sign.  When  signing as attorney,  as
                                    executor,    administrator,    trustee    or
                                    guardian, please give full title as such. If
                                    a corporation, please sign in full corporate
                                    name  by  President   or  other   authorized
                                    officer. If a partnership, please sign in partnership name by authorized person.

                                    Dated:________________________________, 2003

                                    Signature___________________________________

                                    Signature if held jointly___________________


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.